UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No. 1)

Filed by the Registrant    ☒

Filed by a Party other than the Registrant    ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-12

SMART ONLINE, INC.
(Name of Registrant as Specified In Its Charter)

Not Applicable
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

SMART ONLINE, INC.
4505 Emperor Boulevard
Suite 320
Durham, North Carolina 27703

May 17, 2011

Re: Revised Proxy Cards for the 2011 Annual Meeting of Stockholders (the “2011 Annual Meeting”) of Smart Online, Inc. (the “Company”)

Dear Shareholder:

Please be advised that the proxy card for the 2011 Annual Meeting of the Company that was originally mailed to the registered shareholders together with the Company’s Proxy Statement, dated May 9, 2011, inadvertently excluded Proposal 2, ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as the independent accountants of the Company for the fiscal year ending December 31, 2011.  We have mailed registered shareholders the modified proxy card for the 2011 Annual Meeting, as well as another postage-paid Business Reply envelope for return of the modified proxy card.  If you have received a proxy card that does not include Proposal 2, please disregard the original proxy card and use the modified proxy card for all voting purposes for the 2011 Annual Meeting.  If you have already sent the original proxy card to the Company, please note that your vote will not be counted at the 2011 Annual Meeting unless and until you complete and send to the Company the enclosed proxy card.

Sincerely,

Management at Smart Online, Inc.

SMART ONLINE, INC.

AMENDMENT NO. 1 TO
PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 15, 2011

This document is an amendment to our Proxy Statement filed with the U.S. Securities and Exchange Commission on May 2, 2011 and first mailed to registered shareholders on May 13, 2011 in connection with the Annual Meeting of Shareholders to be held on Wednesday, June 15, 2011, at 9:00 a.m. at the offices of the corporation at 4505 Emperor Boulevard, Suite 320, Durham, North Carolina 27703.

EXPLANATORY STATEMENT

Proposal 2, the appointment of Cherry, Bekaert & Holland, L.L.P. as the independent accountants of the Company for the fiscal year ending December 31, 2011, was inadvertently left out of the proxy card accompanying the Proxy Statement (the proxy card excluding Proposal 2 referred to as the “Original Proxy Card”) that was mailed to registered shareholders of the Company.  Original Proxy Cards that have been completed and sent to the Company will be cancelled, and votes on those Original Proxy Cards will not be counted.  Shareholders that received Original Proxy Cards and who are not voting electronically should note that their votes will not be counted at the 2011 Annual Meeting unless and until such shareholders complete and send to the Company the revised proxy card.

The original proxy card is replaced in its entirety by the proxy card set forth below:

SMART ONLINE, INC.

VOTE BY INTERNET OR MAIL
QUICK *** EASY *** IMMEDIATE

As a stockholder of Smart Online, Inc., you have the option of voting your shares electronically through the Internet or by returning the proxy card below. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet must be received by 7:00 p.m. Eastern Daylight Time, on June 14, 2011.

Vote Your Proxy on the Internet

Go to www.cstproxyvote.com.  Have your proxy card available when you access the above website. Click: on "Proxy Voting Log In" and follow the prompts to vote your shares.
OR	Vote Your Proxy by Mail: If you are not voting by Internet, mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided as soon as possible.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY
Please mark your choice like this	☒

1. Election of Directors	FOR ALL NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (see instructions below)	2. Ratification of the appointment of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent registered public accounting firm for the 2011 fiscal year	FOR ☐	AGAINST ☐	ABSTAIN ☐
NOMINEES	☐	☐	☐
01 Dror Zoreff
02 Shlomo Elia
03 Amir Elbaz

(Instruction: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and strike a line through that nominee(s) name in the list above.)

To change the address on your account, please check the box at the right and indicate your new address in the address space to the left. Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Please check box if you intend to attend the annual meeting in person. COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:	☐

Signature_______________________   Signature_______________________  Date ________, 2011
Note: Please sign exactly as name appears hereon.  When shares are held by joint owners, both should sign.  When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 15, 2011.

THE PROXY STATEMENT AND OUR 2010 ANNUAL REPORT TO SHAREHOLDERS ARE AVAILABLE AT: http://www.cstproxy.com/smartonline/2011

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

PROXY

SMART ONLINE, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE 2010 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby appoints Dror Zoreff and Amir Elbaz, and each of them individually, as proxies and attorneys-in-fact of the undersigned, with full power of substitution, to represent the undersigned and to vote, in accordance with the directions in this proxy, all of the shares of stock of Smart Online, Inc. which the undersigned is entitled to vote at the 2011 Annual Meeting of Stockholders of Smart Online, Inc. to be held in the Board Room at 4505 Emperor Boulevard, Suite 320, Durham, North Carolina 27703, on Wednesday, June 15, 2011, at 9:00 a.m. local time, and at any and all adjournments thereof.

Shares represented by this proxy will be voted as directed on the reverse. Unless a contrary direction is indicated, the shares will be voted FOR election of the director nominees listed on the reverse and FOR the ratification of Cherry, Bekaert & Holland, L.L.P. as the Company’s independent registered public accounting firm for the 2011 fiscal year, and in the discretion of the persons acting pursuant to this proxy, on any other matters that properly come before the meeting or any adjournments thereof, all as more specifically set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated May 9, 2011, receipt of which is hereby acknowledged.

(Please sign and date on the reverse side and promptly return in the enclosed envelope.)